Exhibit 10.1

SERVICES AGREEMENT

This Services Agreement (“Agreement”) dated as of September 29, 2017 (“Agreement Date”) and effective as of September 29, 2017 “Effective Date”), is by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Service Agent”), and each Fund set forth on Schedule A, severally and not jointly (each a “Fund” and collectively, the “Funds”).

WHEREAS, each of the Funds is a closed-end management investment company that has elected or will elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) prior to the commencement of its operations;

WHEREAS, each of the Funds desires to retain the Service Agent to furnish certain services to the Fund and the Service Agent is willing to furnish such services, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.	APPOINTMENT OF SERVICE AGENT

Each of the Funds hereby appoint the Service Agent for purposes of providing certain services to the Fund for the period and on the terms set forth in this Agreement. The Service Agent accepts such appointment and agrees to render the services stated herein.

In the event that any new Fund is established that wishes to retain the Service Agent to perform the services hereunder, the Fund shall notify the Service Agent in writing. Upon written acceptance by the Service Agent, such Fund(s) shall become subject to the provisions of this Agreement to the same extent as the existing Funds, except to the extent that such provisions (including those relating to compensation and expenses payable) may be modified with respect to such Fund in writing by the Fund and the Service Agent at the time of the addition of such Fund.

2.	DELIVERY OF DOCUMENTS

Each of the Funds will make available to the Service Agent copies of each of the following documents and all future amendments and supplements, if any:

a.	The Fund’s organizational documents and By-laws;

b.	The Fund’s currently effective registration statement under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the Securities Act of 1933, as amended (the “1933 Act”) (each, a “Registration Statement”) and each Prospectus and Statement of Additional Information (“SAI”) or private placement memorandum, as applicable, relating to the Fund and all amendments and supplements thereto as in effect from time to time;

c.	Copies of the resolutions of the Board of Directors of the Fund (the “Board”) certified by the Fund’s Secretary authorizing (1) the Fund to enter into the servicing arrangements with State Street; and (2) certain individuals on behalf of the Fund to give instructions to the Service Agent;

d.	A copy of the investment advisory agreement between the Fund and its investment adviser(s); and

e.	Such other certificates, documents or opinions which the Service Agent may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

3.	REPRESENTATIONS AND WARRANTIES OF THE SERVICE AGENT

The Service Agent represents and warrants to the Funds that:

a.	It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

b.	It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

c.	All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

d.	No legal or administrative proceedings have been instituted or threatened which would materially impair the Service Agent’s ability to perform its duties and obligations under this Agreement; and

e.	Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Service Agent or any law or regulation applicable to it.

4.	REPRESENTATIONS AND WARRANTIES OF THE FUNDS

Each of the Funds represents and warrants to the Service Agent that:

a.	The Fund is an entity, duly organized, existing and in good standing under the laws of its state of formation or organization;

b.	The Fund has the requisite power and authority under applicable laws and by its organizational documents and By-laws to enter into and perform this Agreement;

c.	All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

d.	The Fund is a closed-end management investment company that has elected or will elect to be regulated as a business development company under the 1940 Act before it commences operations and it intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”);

e.	A Registration Statement under the 1934 Act with respect to the Fund has been filed and will be effective and remain effective during the term of this Agreement and, as of the Agreement Date and Effective Date of this Agreement, all necessary filings under the securities laws of the states in which the Fund offers or sells its shares have been made;

f.	No legal or administrative proceedings have been instituted or threatened which would impair the Fund’s ability to perform its duties and obligations under this Agreement;

g.	The Fund’s entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it;

h.	As of the close of business on the Effective Date of this Agreement, the Fund is authorized to issue shares of common stock; and

i.	Where information provided by the Fund or the Fund’s Investors includes information about an identifiable individual (“Personal Information”), the Fund represents and warrants that it has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of Personal Information, necessary to disclose such Personal Information to the Service Agent, and as required for the Service Agent to use and disclose such Personal Information in connection with the performance of the services hereunder. The Fund acknowledges that the Service Agent may, subject to the terms of this Agreement, perform the Services, and may use and disclose Personal Information outside of the jurisdiction in which it was initially collected by the Fund, including the United States and that information relating to the Fund, including Personal Information may be accessed by national security authorities, law enforcement and courts. The Service Agent shall be kept indemnified by and be without liability to the Fund for any action taken or omitted by it in reliance upon this representation and warranty, including without limitation, any liability or costs in connection with claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of Personal Information.

5.	SERVICES

The Service Agent shall provide the services as listed on Schedule B, subject to the authorization and direction of each Fund and, in each case where appropriate, the review and comment by each Fund’s independent accountants and legal counsel and in accordance with procedures which may be established from time to time between each Fund and the Service Agent.

The Service Agent shall perform such other services for each Fund that are mutually agreed to by the parties from time to time, for which each Fund will pay such fees as may be mutually agreed upon, including the Service Agent’s reasonable agreed upon out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

The Service Agent shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.

6.	FEES; EXPENSES; EXPENSE REIMBURSEMENT

The Service Agent shall receive from the Funds such compensation for the Service Agent’s services provided pursuant to this Agreement as may be agreed to from time to time in a written Fee Schedule approved by the parties. The fees are accrued monthly and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Funds shall reimburse the Service Agent for its reasonable agreed upon out-of-pocket costs incurred in connection with this Agreement. All rights of compensation and expense reimbursement under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

The Funds agrees promptly to reimburse the Service Agent for any equipment and supplies specially ordered by or for the Funds through the Service Agent and for any other expenses not contemplated by this Agreement that the Service Agent may incur on the Funds’ behalf, all at the Funds’ request or with the Funds’ consent.

The Funds will bear all expenses that are incurred in its operation and not specifically assumed by the Service Agent. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses; cost of services of independent accountants and the Funds’ outside legal and tax counsel (including such counsel’s review of Registration Statements, Form N-54-A, Form N-2, Forms 10-Q and 10-K and Form 8-K, proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by the Service Agent under this Agreement); cost of any services contracted for by the Funds directly from parties other than the Service Agent; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Funds; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referenced to herein as “Preparation”), printing, distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Funds; costs of Preparation, printing, distribution and mailing, as applicable, of the Funds’ Registration Statements and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of the Funds’ tax returns, Form N-54-A, Form N-2, Forms 10-Q and 10-K and Form 8-K, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Fund’s net asset value.

The Service Agent is authorized to and may employ, associate or contract with such person or persons as the Service Agent may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Service Agent and that the Service Agent shall be as fully responsible to the Funds for the acts and omissions of any such person or persons as it is for its own acts and omissions.

7.	INSTRUCTIONS AND ADVICE

a.        At any time, the Service Agent may apply to any officer of the Funds or his or her designee for instructions and may, at the request of or with the knowledge of the Funds or the Advisor, consult with outside counsel for the Funds or the independent accountants for the Funds at the expense of the Funds, or with its own legal counsel at its own expense, with respect to any matter arising in connection with the services to be performed by the Service Agent under this Agreement.

b.        The Service Agent shall not be liable, and shall be indemnified by the Funds, for any action taken or omitted by it in good faith in reliance upon any such instructions of an officer of a Fund or the Advisor or advice or upon any paper or document reasonably believed by it to be genuine and to have been signed by an officer of the Fund or the Advisor. The Service Agent shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from a Fund or the Advisor. Nothing in this section shall be construed as imposing upon the Service Agent any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8.	LIMITATION OF LIABILITY AND INDEMNIFICATION

The Service Agent shall be responsible for the performance only of such duties as are set forth in this Agreement and, except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Service Agent shall have no liability in respect of any loss, damage or expense suffered by the Funds insofar as such loss, damage or expense arises from the performance of the Service Agent’s duties hereunder in reliance upon records that were maintained for the Funds by entities other than the Service Agent prior to the Service Agent’s appointment hereunder. The Service Agent shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the negligence or willful misconduct of the Service Agent, its officers or employees. The Service Agent shall not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of this Agreement or for any such damages arising out of any act or failure to act hereunder, each of which is hereby excluded by agreement of the parties regardless of whether such damages were foreseeable or whether either party or any entity had been advised of the possibility of such damages. In any event, the Service Agent’s liability for each calendar year (a “Liability Period”) with respect to each Fund under this Agreement regardless of the form of action or legal theory shall be limited to its total annual compensation earned and fees payable hereunder with respect to such Fund during the preceding Compensation Period, as defined herein, for any liability or loss suffered by such Fund including, but not limited to, any liability relating to qualification of such Fund as a regulated investment company or any liability relating to such Fund’s compliance with any federal or state tax or securities statute, regulation or ruling during such Liability Period, except as otherwise agreed in writing. “Compensation Period” shall mean the calendar year ending immediately prior to each Liability Period in which the event(s) giving rise to the Service Agent’s liability for that period have occurred. Notwithstanding the foregoing, the Compensation Period for purposes of calculating the annual cumulative liability of the Service Agent for the Liability Period commencing on the Effective Date of this Agreement and terminating on December 31, 2017 shall be the Effective Date of this Agreement through December 31, 2017, calculated on an annualized basis, and the Compensation Period for the Liability Period commencing January 1, 2018 and terminating on December 31, 2018 shall be the Effective Date of this Agreement through December 31, 2017, calculated on an annualized basis.

The Service Agent shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, work stoppage, power or other mechanical failure, computer vims, natural disaster, governmental action or communication disruption.

Each Fund shall indemnify and hold the Service Agent and its directors, officers, employees and agents harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Service Agent resulting from any claim, demand, action or suit in connection with the Service Agent’s acceptance of this Agreement with respect to such Fund, any action or omission by the Service Agent in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by the Service Agent to have been duly authorized by such Fund or upon reasonable reliance on information or records given or made by such Fund or the Advisor, provided that this indemnification shall not apply to actions or omissions of the Service Agent, its officers or employees in cases of its or their own negligence or willful misconduct.

The limitation of liability and indemnification contained herein shall survive the termination of this Agreement.

9.	CONFIDENTIALITY

The parties hereto agree that each shall treat confidentially all information provided by each party to the other party regarding its business and operations. All confidential information provided by a party hereto shall be used by the other party hereto solely for the purpose of rendering or receiving services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party. Neither party will use or disclose confidential information for purposes other than the activities contemplated by this Agreement or except as required by law, court process or pursuant to the lawful requirement of a governmental agency, or if the party is advised by counsel that it may incur liability for failure to make a disclosure, or except at the request or with the written consent of the other party. Notwithstanding the foregoing, each party acknowledges that the other party may provide access to and use of confidential information relating to the other party to the disclosing party’s employees, contractors, agents, professional advisors, auditors or persons performing similar functions.

The foregoing shall not be applicable to any information (i) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (ii) that is independently derived by a party hereto without the use of any information provided by the other party hereto in connection with this Agreement, (iii) that is required in any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, or by operation of law or regulation, or (iv) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

The undertakings and obligations contained in this Section shall survive the termination or expiration of this Agreement for a period of three (3) years.

10.	COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

The Funds assume full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Service Agent agrees that all records which it maintains for the Funds shall at all times remain the property of the Funds, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request except as otherwise provided in Section 12. The Service Agent further agrees that all records that it maintains for the Funds pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records may be surrendered in either written or machine-readable form, at the option of the Service Agent as reasonably consistent with Service Agent’s practices with other registered management investment company clients of Service Agent.

11.	SERVICES NOT EXCLUSIVE

The services of the Service Agent are not to be deemed exclusive, and the Service Agent shall be free to render similar services to others. The Service Agent shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Funds from time to time, have no authority to act or represent the Funds in any way or otherwise be deemed an agent of the Funds.

12.	EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

a.	This Agreement shall be effective as of the Effective Date and remain in full force and effect for an initial term ending on September 29, 2019 (the “Initial Term”). After the expiration of the Initial Term, this Agreement shall automatically renew for successive one-year terms (each, a “Renewal Term”) unless a written notice of non-renewal is delivered by the non-renewing party no later than sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, as the case may be.

b.	During the Initial Term and thereafter, either party may terminate this Agreement: (i) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either (a) failed to cure or (b) failed to establish a remedial plan to cure that is reasonably acceptable, within thirty (30) days’ written notice of such breach, or (ii) in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction. Upon termination of this Agreement pursuant to this paragraph with respect to the Funds or any Fund, the Funds or applicable Fund shall pay the Service Agent its compensation due and shall reimburse Service Agent for its costs, expenses and disbursements.

c.	In the event of: (i) any Fund’s termination of this Agreement with respect to the Fund for any reason other than as set forth in the immediately preceding paragraph or (ii) a transaction not in the ordinary course of business pursuant to which the Service Agent is not retained to continue providing services hereunder to the Funds (or its respective successor), the Funds or applicable Fund shall pay the Service Agent its compensation due through the end of the then-current term (based upon the average monthly compensation previously earned by Service Agent with respect to the Funds or such Fund) and shall reimburse the Service Agent for its costs, expenses and disbursements. Upon receipt of such payment and reimbursement, the Service Agent will deliver the Funds’ or such Fund’s records as set forth herein. For the avoidance of doubt, no payment will be required pursuant to clause (ii) of this paragraph in the event of any transaction such as a merger of the Funds or a Fund into, or the consolidation of the Funds or a Fund with, another entity, the sale by the Funds or a Fund of all, or substantially all, of its assets to another entity, or the liquidation or dissolution of the Funds or a Fund and distribution of the Funds’ or such Fund’s assets, in each case where the Service Agent is retained to continue providing services to the Funds or such Fund (or its respective successor) on substantially the same terms as this Agreement.

d.	Termination of this Agreement with respect to any one particular Fund shall in no way affect the rights and duties under this Agreement with respect to the Funds or any other Fund.

e.	This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.

13.	NOTICES

Any notice, instruction or other instrument required to be given hereunder will be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the parties at the following address or such other address as may be notified by any party from time to time:

If to the Fund:

ALLIANCEBERNSTEIN L.P.

1 N. Lexington Avenue

White Plains, NY 10601

18th Floor

Attention:  Juliana DeVincenzo

Telephone No.:  914-259-7722

If to the Service Agent:

STATE STREET BANK AND TRUST COMPANY

100 Summer Street, Floor 5

Boston, MA 02206

Attention:  James Meagher, Managing Director

State Street Alternative Investment Solutions

Facsimile No.:  212-651-2393

Telephone No.:  617-662-7310

with a copy to:

STATE STREET BANK AND TRUST COMPANY

Legal Division – Global Services Americas

One Lincoln Street

Boston, MA 02110

Attention:  Senior Vice President and Senior Managing Counsel

14.	NON-ASSIGNABILITY

This Agreement shall not be assigned by either party hereto without the prior consent in writing of the other party, except that the Service Agent may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Service Agent.

15.	SUCCESSORS

This Agreement shall be binding on and shall inure to the benefit of the Funds and the Service Agent and their respective successors and permitted assigns.

16.	ENTIRE AGREEMENT

This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

17.	WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

18.	SEVERABILITY

If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

19.	GOVERNING LAW

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

20.	REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, xerographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

21.	COUNTERPARTS

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

22.	EMPLOYMENT OF OTHERS

The Service Agent may employ, engage, associate or contract with such person or persons, including, without limitation, affiliates and subsidiaries of the Service, as the Service Agent may deem desirable to assist it in performing its duties under this Agreement without the consent of the Funds; provided, however, that the compensation of such person or persons shall be paid by the Service Agent and that the Service Agent shall be as fully responsible to each Fund for the acts and omissions of any such person or persons as it is for its own acts and omissions under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

EACH FUND SET FORTH ON SCHEDULE A ATTACHED HERETO, SEVERALLY AND NOT JOINTLY

By:	/s/ Wesley Raper

Name:	Wesley Raper

Title:	Chief Financial Officer and Treasurer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson

Name:	Andrew Erickson

Title:	Executive Vice President